Rule 497(e)

File No. 333-191151

CALAMOS ETF TRUST

(the “Trust”)

Calamos S&P 500® Structured Alt Protection ETF® – November

(the “Fund”)

Supplement dated October 17, 2025

to the Fund’s Prospectus dated November 1, 2024

This supplement updates certain information contained in the Fund’s prospectus and should be attached to the prospectus and retained for future reference.

Capitalized terms not defined herein have the same meaning as in the Fund’s prospectus.

As described in the Fund’s prospectus, an investment in shares of the Fund is subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the Outcome Period of approximately one year. The Fund’s current Outcome Period ends on October 31, 2025. The next Outcome Period will begin on November 1, 2025 and end on October 31, 2026 (the “Upcoming Outcome Period”). The Fund’s anticipated Cap range for the Upcoming Outcome Period beginning on November 1, 2025 is set forth below.

5.50% - 6.50%

(4.81% - 5.81% after taking into account the Fund’s management fees)

The Fund’s return will be further reduced by brokerage commissions, trading fees, taxes and non-routine or extraordinary expenses not included in the Fund’s management fee, as described in the prospectus.

On October 31, 2025, the Fund’s prospectus will be amended to update all references to the Cap to reflect the Cap for the Upcoming Outcome Period, as described above.